FRONTEGRA FUNDS, INC.

Frontegra Total Return Bond Fund

Frontegra Investment Grade Bond Fund

SUPPLEMENT TO PROSPECTUS

dated October 31, 2006

On April 5, 2007, the Board of Directors of Frontegra Funds, Inc. approved the proposed reorganization of the Columbus Core Plus Fund, a series of Columbus Funds, Inc., with and into the Frontegra Total Return Bond Fund and the proposed reorganization of the Columbus Core Fund, also a series of Columbus Funds, Inc., with and into the Frontegra Investment Grade Bond Fund.  Pursuant to the reorganizations, the Frontegra Total Return Bond Fund will acquire all of the assets and liabilities of the Columbus Core Plus Fund and the Frontegra Investment Grade Bond Fund will acquire all of the assets and liabilities of the Columbus Core Fund.  Following the reorganizations, the Frontegra Total Return Bond Fund will be renamed the “Frontegra Columbus Core Plus Fund” and the Frontegra Investment Grade Bond Fund will be renamed the “Frontegra Columbus Core Fund.”

The Board approved the proposals because it believes each reorganization will be in the best interest of the Frontegra Total Return Bond Fund and the Frontegra Investment Grade Bond Fund, respectively.  The Board based its decision on a number of factors, including (i) the compatibility of the funds’ investment objectives, policies, strategies, restrictions and risks, (ii) the continuity of portfolio management by Reams Asset Management Company, LLC, (iii) the tax free nature of the transaction to each fund and its shareholders and (iv) the expected benefits to the shareholders of the Frontegra Total Return Bond Fund and the Frontegra Investment Grade Bond Fund.

The proposed reorganizations require the approval of the shareholders of the Columbus Core Plus Fund and the Columbus Core Fund, but the approval of shareholders of the Frontegra Total Return Bond Fund and the Frontegra Investment Grade Bond Fund is not required and will, therefore, not be sought. The shareholders of the Columbus Core Plus Fund and the Columbus Core Fund will vote on whether to approve the reorganizations at a special meeting.  Assuming both reorganizations are approved by shareholders, the transaction is expected to close on or about August 3, 2007.

This supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is May 15, 2007.